Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES
On December 22, 2017, the U.S. enacted the Tax Cuts and Jobs Act (U.S. tax reform) that lowers the statutory tax rate on U.S. earnings, taxes historic foreign earnings previously deferred from U.S. taxation at a reduced rate of tax (transition tax), establishes a territorial tax system and enacts new taxes associated with global operations.
The impact of U.S. tax reform has been recorded on a provisional basis as the legislation provides for additional guidance to be issued by the U.S. Department of the Treasury on several provisions including the computation of the transition tax. Guidance in 2018 could impact the information required for and the calculation of the transition tax charge and could affect decisions that affect the tax on various U.S. and foreign items which would further impact the final amounts included in the transition tax charge and impact the revaluation of deferred taxes. In addition, analysis performed and conclusions reached as part of the tax return filing process and additional guidance on accounting for tax reform could affect the provisional amount. As part of purchase accounting for the Baker Hughes acquisition, we have made preliminary estimates of the fair value of assets acquired and liabilities assumed.  Accordingly, changes to these estimates resulting from the finalization of the fair values may also require us to adjust the provisional impact of U.S. tax reform.
Additionally, as part of U.S. tax reform, the U.S. has enacted a tax on "base eroding" payments from the U.S. and a minimum tax on foreign earnings (global intangible low-taxed income). Because aspects of the new law and the effect on our operations is uncertain and because aspects of the accounting rules associated with this provision have not been resolved, we have not made a provisional accrual for the deferred tax aspects of this provision and consequently have not made an accounting policy election on the deferred tax treatment of this tax.

As a result of enactment of U.S. tax reform, we have recorded a net tax benefit of $132 million in 2017 to reflect our provisional estimate of the revaluation of deferred taxes. We also recorded tax expense of $271 million to reflect our provisional estimate of the transition tax charge on historic foreign earnings. This transition tax charge is completely offset with a tax benefit from a valuation allowance release on foreign tax credits available to offset the tax.
The provision or benefit for income taxes is comprised of the following for the years ended December 31:

	2017	2016
Current:
U.S.	$(33)	$(114)
Foreign	408	325
Total current	375	211
Deferred:
U.S.	(263)	(5)
Foreign	(67)	(33)
Total deferred	(330)	(38)
Provision for income taxes	$45	$173

The geographic sources of income (loss) before income taxes, inclusive of equity in loss of affiliate are as follows for the years ended December 31:

	2017	2016
U.S.	$(1,189)	$(487)
Foreign	843	845
Income (loss) before income taxes, inclusive of equity in loss of affiliate	$(346)	$358

The benefit or provision for income taxes differs from the amount computed by applying the U.S. statutory income tax rate to the loss or income before income taxes for the reasons set forth below for the years ended December 31:

	2017	2016
Income (loss) before income taxes, inclusive of equity in loss of affiliate	$(346)	$358
Taxes at the U.S. federal statutory income tax rate	(121)	125
Effect of foreign operations	(19)	(2)
Tax impact of partnership structure	171	—
Tax impact of dispositions	—	1
Nondeductible goodwill	—	—
Change in valuation allowances	169	28
Tax Cuts and Jobs Act enactment	(132)	—
Other - net	(23)	21
Provision for income taxes	$45	$173
Actual income tax rate	(13.0)%	48.3%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, as well as operating loss and tax credit carryforwards.
The tax effects of our temporary differences and carryforwards are as follows at December 31:

	2017	2016
Deferred tax assets:
Receivables	$98	$—
Inventory	63	89
Property	144	—
Employee benefits	64	154
Investment in partnership	74	—
Other accrued expenses	91	121
Operating loss carryforwards	1,376	142
Tax credit carryforwards	554	5
Other	498	244
Total deferred income tax asset	2,962	755
Valuation allowances	(2,484)	(87)
Total deferred income tax asset after valuation allowance	478	668
Deferred tax liabilities:
Goodwill and other intangibles	(202)	(845)
Property	—	(62)
Undistributed earnings of foreign subsidiaries	—	(46)
Other	(51)	(9)
Total deferred income tax liability	(253)	(962)
Net deferred tax liability	$225	$(294)
At December 31, 2017, we had approximately $129 million of non-U.S. tax credits which may be carried forward indefinitely under applicable foreign law, $395 million of foreign tax credits and $30 million of other credits, the majority of which will expire after tax year 2027 under U.S. tax law. The increase in tax credit carryforwards of approximately $549 million is primarily due to the generation of foreign tax credits under U.S. tax law related to the business acquisition referred to in Note 3 partially offset by the U.S. tax reform transition tax. Additionally, we had $1,376 million of net operating loss carryforwards, of which approximately $319 million will expire within five years, $293 million will expire between six and 20 years, and the remainder can be carried forward indefinitely.
We record a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of the deferred tax assets depends on the ability to generate sufficient taxable income of the appropriate character in the future and in the appropriate taxing jurisdictions. At December 31, 2017, $2,484 million of valuation allowances are recorded against various deferred tax assets, including foreign net operating losses (NOL) of $1,125 million, U.S. federal and foreign tax credit carryforwards of $524 million, other U.S. NOL's and tax credit carryforwards of $57 million, and certain other U.S. and foreign deferred tax assets of $778 million. The increase of $2,397 million in valuation allowances are primarily related to the business acquisition.
Due to cumulative losses in the U.S., we concluded that valuation allowances were required on the majority of our U.S. net deferred tax assets, including foreign tax credit carryforwards.
Certain other U.S. tax reform provisions could impact the amount of our U.S. valuation allowance assessment. Our assessment is provisional and amounts may be updated as we finalize our accounting for U.S. tax reform in 2018. There are $192 million of deferred tax assets related to foreign net operating loss carryforwards without a valuation allowance as we expect that the deferred tax assets will be realized within the carryforward period.
Substantially all of our undistributed earnings of our foreign subsidiaries are indefinitely reinvested. Due to the enactment of U.S. tax reform, repatriations of foreign earnings will generally be free of U.S. federal tax but may incur other taxes such as withholding or state taxes. Indefinite reinvestment is determined by management’s intentions concerning the future operations of the Company. Most of these earnings have been reinvested in active non-U.S. business operations. However, as a result of U.S. tax reform, substantially all of our prior unrepatriated foreign earnings were subject to U.S. tax and accordingly we expect to have the ability to repatriate those earnings without incremental U.S. federal tax cost. We expect that any foreign withholding taxes on such a repatriation would generate a U.S. foreign tax credit. We will update our analysis of investment of foreign earnings in 2018 as we consider the impact of U.S. tax reform. As of December 31, 2017, the cumulative amount of indefinitely reinvested foreign earnings is approximately $8.0 billion. Computation of the potential deferred tax liability associated with these undistributed earnings and any other basis differences is not practicable.
At December 31, 2017, we had $395 million of tax liabilities for total gross unrecognized tax benefits related to uncertain tax positions. In addition to these uncertain tax positions, we had $95 million and $53 million related to interest and penalties, respectively, for total liabilities of $543 million for uncertain positions. If we were to prevail on all uncertain positions, the net effect would result in an income tax benefit of approximately $522 million. The remaining $21 million is offset by deferred tax assets that represent tax benefits that would be received in different taxing jurisdictions in the event that we did not prevail on all uncertain tax positions.
We have not provided for any unrecognized tax benefits related to U.S. tax reform in our provisional estimate. The analysis performed and conclusions reached as part of the tax return filing process and additional guidance on accounting for U.S. tax reform could affect the provisional estimate.
The following table presents the changes in our gross unrecognized tax benefits included in the consolidated and combined statements of financial position.

Asset / (Liability)	2017	2016
Balance at January 1	$(94)	$(100)
Balance acquired from Baker Hughes	(326)	—
Additions for tax positions of the current year	(13)	(4)
Additions for tax positions of prior years	(19)	—
Reductions for tax positions of prior years	32	5
Settlements with tax authorities	14	—
Lapse of statute of limitations	11	5
Balance at December 31	$(395)	$(94)
It is expected that the amount of unrecognized tax benefits will change in the next twelve months due to expiring statutes, audit activity, tax payments, and competent authority proceedings related to transfer pricing or final decisions in matters that are the subject of litigation in various taxing jurisdictions in which we operate. At December 31, 2017, we had approximately $105 million of tax liabilities, net of $2 million of tax assets, related to uncertain tax positions, each of which are individually insignificant, and each of which are reasonably possible of being settled within the next twelve months.
At December 31, 2017, approximately $288 million of tax liabilities for total gross unrecognized tax benefits were included in the noncurrent portion of our income tax liabilities, for which the settlement period cannot be determined, however, it is not expected to be within the next twelve months.
We conduct business in more than 120 countries and are subject to income taxes in most taxing jurisdictions in which we operate. All Internal Revenue Service examinations have been completed and closed through year end 2015 for the most significant U.S. returns. We believe there are no other jurisdictions in which the outcome of unresolved issues or claims is likely to be material to our results of operations, financial position or cash flows. We further believe that we have made adequate provision for all income tax uncertainties.